EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2004

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             (Exact name of registrant as specified in its charter)

                              Daybreak Mines, Inc.
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

        Washington                     5                              91-0626366
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(Address of principal executive offices)
  PO Box 370 805 Mullan Ave Osburn, ID                                  83849

Registrant's telephone number, including area code (208) 556-1139 x2

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Paragraph (b)

The following people have resigned their offices and directorships with Daybreak Mines, Inc. Effective at a Board meeting held on Tuesday, December 7, 2004. All resignations were for reasons other than those covered under paragraph 5.02 (a). There were no disagreements or disputes.

President and Director:           Dale B. Lavigne

Director:                         Lewis J. Lavigne

Director:                         Ronald D. Lavigne

Secretary / Treasurer
And Director:                     Thomas C. Kilbourne

At the same meeting the following directors were elected to their listed positions.

President                         Robert Martin

Secretary/ Treasurer              Jeffrey Dworkin

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Daybreak Mines, Inc.
                                                           ---------------------
                                                           (Registrant)

Date December 7, 2004

                                                           /s/ Jeffreey Dworkin
                                                           ---------------------
                                                           Secretary / Treasurer